SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11780 U.S. Highway One, Suite 600,
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2016, Dycom Industries, Inc. (the "Company") issued a press release reporting fiscal 2016 second quarter results. The Company also provided forward guidance. Additionally, on February 24, 2016, the Company made available related materials to be discussed during the Company's webcast and conference call referred to in such press release. A copy of the press release and related conference call materials are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The press release and related materials contain the financial measures of Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted Diluted Earnings per Common Share, and certain amounts relating to organic contract revenue, which are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Non-GAAP Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items, is not a recognized term under generally accepted accounting principles ("GAAP") and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Non-GAAP Adjusted Net Income is not a recognized term under GAAP and does not purport to be an alternative to GAAP net income. Non-GAAP Adjusted Diluted Earnings per Common Share is not a recognized term under GAAP and does not purport to be an alternative to GAAP diluted earnings per common share. Organic contract revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these Non-GAAP financial measures provide information that is useful to investors because it allows for a more direct comparison of the Company's performance for the period reported with the Company's performance in prior periods.

The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 (the "Securities Act") if such subsequent filing specifically references this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 23, 2016, the Company announced the appointment of Eitan Gertel as a director. Mr. Gertel served as the Chief Executive Officer and a director of Finisar Corporation ("Finisar") from 2008 to 2015 as a result of the completion of the merger between Finisar and Optium Corporation ("Optium"). Prior to that, Mr. Gertel served as Chief Executive Officer and Chairman of the Board of Optium from 2004 to 2008 and as the President and a director of Optium from 2001 to 2004. From 1995 to 2001, Mr. Gertel served as Corporate Vice President and General Manager of the former transmission systems division of JDS Uniphase Corporation, a provider of broadband test and management solutions and optical products. In connection with Mr. Gertel's appointment, the Company's Board of Directors approved a resolution to increase the number of board members from eight to nine. The appointment, effective February 23, 2016, is for a term extending until the Company's next Annual Meeting of Shareholders.

The Board of Directors has not made a determination as to whether Mr. Gertel will be named to any committees of the Board of Directors.

Mr. Gertel's compensation for service as a non-employee director will be consistent with that of the Company's other non-employee directors, subject to proration to reflect the commencement date of his service on the Board. The non-employee director compensation program is described under the caption "Director Compensation" in the Company's proxy statement for its 2015 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on October 15, 2015.

A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 23, 2016, the Company issued a press release reporting fiscal 2016 second quarter results. The Company also provided forward guidance. Additionally, on February 24, 2016, the Company made available related materials to be discussed during the Company's webcast and conference call referred to in such press release. A copy of the press release and related conference call materials are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The press release and related materials contain the financial measures of Non-GAAP Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Adjusted Diluted Earnings per Common Share, and certain amounts relating to organic contract revenue, which are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Non-GAAP Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items, is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Non-GAAP Adjusted Net Income is not a recognized term under GAAP and does not purport to be an alternative to GAAP net income. Non-GAAP Adjusted Diluted Earnings per Common Share is not a recognized term under GAAP and does not purport to be an alternative to GAAP diluted earnings per common share. Organic contract revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these Non-GAAP financial measures provide information that is useful to investors because it allows for a more direct comparison of the Company's performance for the period reported with the Company's performance in prior periods.

The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act, including statements regarding the outlook for the Company. These statements are based on management's current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K. The most significant of these risks and uncertainties are described in our Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and include business and economic conditions and trends in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, preliminary purchase price allocations of businesses acquired, expected benefits and synergies of acquisitions, future financial and operating results, the future impact of any acquisitions or dispositions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, and the other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward looking statements except as required by law.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

99.1	Press release dated February 23, 2016 by Dycom Industries, Inc. reporting fiscal 2016 second quarter results.

99.2	Slide presentation relating to the webcast and conference call held on February 24, 2016.

99.3	Press release dated February 23, 2016 announcing the appointment of Eitan Gertel to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 24, 2016

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
Name:	Richard B. Vilsoet
Title:	Vice President, General Counsel and Corporate Secretary